UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

201 East Fourth Street, Suite 1900, Cincinnati, Ohio 45202
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 1.01             Entry Into a Material Definitive Agreement.

On August 15, 2011, First Financial Bank, N.A. (the “Bank”), the wholly owned subsidiary of First Financial Bancorp. (the “Company”), entered into a Purchase and Assumption Agreement (“Agreement”) to acquire approximately $525.9 million of deposits and 22 bank branches located in Indiana from Flagstar Bank, FSB, (“Flagstar”), for a total deposit premium of 4.37% (the “Branch Acquisition”).  Flagstar has agreed to certain non-competition and non-solicitation covenants as part of the transaction. No loans are being acquired by the Bank as part of this transaction.  The transaction, which is expected to close in the fourth quarter of this year, has received approvals from the Boards of Directors of the Bank and Flagstar. The Branch Acquisition remains subject to regulatory approval and other customary closing conditions. The agreement may be terminated by either party if closing of the Branch Aquisition has not occurred by Febraury 28, 2012.

Item 7.01             Regulation FD Disclosure.

The executive officers of First Financial Bancorp intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts regarding the Branch Acquisition.  A copy of the presentation is attached hereto as Exhibit 99.2.

First Financial Bancorp does not intend for this Item 7.01 or Exhibit 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 8.01   Other Events

On August 16, 2011, the Company issued a press release announcing the Branch Acquisition.  A copy of this press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K.  The information in this press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference.

Item 9.01             Financial Statements and Exhibits.

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d)	Exhibits:

99.1	Press Release dated August 16, 2011
99.2	First Financial Bancorp. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and
Chief Financial Officer

Date:  August 16, 2011

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description
99.1	Press Release Dated August 16, 2011
99.2	First Financial Bancorp. Investor Presentation